Madison Funds®
Supplement dated May 25, 2023

This Supplement dated May 25, 2023, amends the Statement of Additional Information (“SAI”)
of the Madison Funds dated February 28, 2023.

General Information. The third sentence of the first paragraph under the “General Information” disclosure is amended as restated as set forth below.
The funds described in this SAI are as follows: Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds (collectively, the “Allocation Funds”);Tax-Free Virginia and Tax-Free National Funds (collectively, the “Tax-Free Funds”); High Quality Bond and Core Bond Funds (collectively, the “Income Funds”); Income, Covered Call & Equity Income, Dividend Income, Investors, Sustainable Equity, Mid Cap and Small Cap Funds (collectively, the “Equity Funds”) and International Stock Fund.
All references to “Target Allocation Funds,” are deleted and replaced with “Allocation Funds.”
Portfolio Management. Footnote 1 to the investor advisory fee table in the “Portfolio Management” disclosure is amended and restated as set forth below.
1Except for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Tax-Free Funds, High Quality Bond Fund and Covered Call & Equity Income Fund, each fund’s investment advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
Custodian. The address for State Street Bank and Trust Company (“State Street”) is deleted and replaced as follows:
One Congress Street, Suite 1, Boston, MA 02114-2016.

Please read this Supplement carefully and keep for future reference.
MF-SAI SUP (0523)